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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2012

Fixed-Income Fund

■	ING SPorts Core Fixed Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

High and low drama

Dear Shareholder:

In the theatre of the global financial markets, local crises and disasters have come and gone like poor players, strutting and fretting their moment on the stage, to be heard no more. Yet alongside these short-lived tragedies, bigger, more serious shows dominate the marquees, continuing their runs long after the others have closed.

About a year ago in our second quarter 2011 market review, we noted the similarity of then-current concerns to those of 2010: “In many ways, the second quarter of 2011 bore a strong resemblance to its 2010 counterpart, with the U.S. mired in an economic soft patch, the euro zone in a Greece-centered crisis and China trying to engineer a soft landing for its economy.” Variations on these dramas still command our attention today.

Despite these worries, markets have delivered, with risk assets of all types and domiciles posting gains. After its best first quarter since 1998, the S&P 500® Index has clawed its way back to 2008 levels, while the Nasdaq hasn’t seen its current surroundings since the early 2000s. The markets slackened a bit in early April before regaining momentum as strong first quarter earnings began to flow. As of this writing, about 200 companies in the S&P 500® Index have reported earnings; around 80% have beaten analysts’ forecasts, according to financial data provider FactSet, a rate superior to the trailing four-quarter average.

After slumping in the second and third quarters of 2011, the global economy has rebounded thanks to a more expansionary corporate sector and a positive feedback loop of confidence, financial conditions, growth and monetary policy easing. Does this mean the big global risks — the sovereign debt crisis in Europe, the meandering U.S. economy and a slowing China — are fading?

Maybe not, but it does mean that investors should not stand on the sidelines hoping to time an ideal reentry point. Opportunity turns up unpredictably. We therefore advocate staying invested in a globally diversified portfolio with a wide range of asset classes and risk/return characteristics. Don’t be intimidated by market theatrics: stick with your investment program and resist the urge to market time. As always, discuss any proposed changes to your goals or portfolio with your investment advisor before you take any action.

Thank you for your confidence in ING Funds. It is our privilege to serve your investment needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 27, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2012

By the half way point in our fiscal year, global equities in the form of the MSCI World IndexSM, measured in local currencies including net reinvested dividends, were down more than 15%. But better news from the U.S. drove a rebound in October, which held to year-end and gathered new strength in 2012. For the whole tumultuous fiscal year, the MSCI World IndexSM squeezed out a gain of 1.45%. (The MSCI World IndexSM returned 0.56% for the year ended March 31, 2012, measured in U.S. dollars.)

In our semi-annual report we described how the domestic economy seemed to be on the brink of another recession and according to most commentators it was all about jobs. Healthy employment conditions, it was said, boost wages, consumer confidence, spending, house prices, and ultimately investment and Gross Domestic Product (“GDP”) itself. While the cause and effect relationships are arguably more complex, the fact remained that recent reports had shown no jobs created at all in August, the unemployment rate at 9.1%, GDP meandering up at a rate of 1.3% (quarter-over-quarter, annualized), wages & salaries and retail sales flat and home prices falling.

Markets were greatly relieved, therefore, when more positive data started to emerge in October, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012 and in March, as the Bureau of Labor Statistics announced 243,000 jobs were created in February, with a three-month average of 245,000, and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the March results of the Federal Reserve’s stress tests on banks, which indicated that 15 out of 19 large banks could maintain adequate capital levels even in a pessimistic recession scenario. Reported fourth quarter 2011 GDP growth was much improved at 3.0%, and as the fiscal year ended, purchasing managers’ indices were clearly in expansion territory.

Not part of the brighter picture was the housing market, with uneven sales and falling prices, as represented by the S&P/Case-Shiller 20-City Composite Home Price Index, which ended the period at less than two-thirds of its July 2006 high level.

The euro zone’s sovereign debt crisis continued to move markets. The European Central Bank (“ECB”) started to buy Italian and Spanish bonds to restrain soaring yields in August and it was reluctantly accepted that Greece would need a second huge bailout to avoid default on bonds maturing in March.

As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty. In addition, new ECB President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

The perceived effect of LTRO was to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite quickly improved. Stock markets surged in the first three months of 2012 and the ten-year government bond yields of Italy, Portugal and Ireland fell 150-200 basis points. (Ominously, Spain’s did not.)

In reality, LTRO buys time for banks, but does nothing to address the solvency of sovereigns or the uncompetitive markets and practices of the euro zone’s periphery.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.71% in the fiscal year. Both the corporate investment grade bond and Treasury sub-indices outperformed; investment grade corporates were seen as good value while Treasuries were supported during periods of risk-aversion in the first half of the fiscal year. Agency mortgage backed securities underperformed, on fears that measures to help the mortgage market would lead to a high volume of early repayments. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 6.43% in the fiscal year.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 8.54%, thanks to a 26% advance after September, as the perceived risk of recession eased. Technology led the way with a return of over 20%, followed by the consumer sectors, both of which returned over 17%. The laggard was energy, losing nearly 7%. It is also noteworthy that March was the first month-end since the index’s all-time record on October 9, 2007, at which the total return was positive: a wafer-thin 3 basis points per annum.

In currencies, the euro zone’s problems finally took their toll on the euro, which dropped sharply after October, before recovering. The dollar appreciated 5.99% over the fiscal year. The trading range was narrower against the pound, the dollar finally gaining 0.81%. But the dollar lost 0.45% against the yen, despite suspicions of heavy Bank of Japan intervention after Japan’s first trade deficit in 30 years.

In international markets, the MSCI Japan® Index fell 0.45% in the fiscal year, moderated by a 19% rebound in 2012. The economy contracted in four quarters out of the last five. But in mid-February, the Bank of Japan adopted an official inflation target and increased asset purchases, raising hopes that asset reflation may be under way at last. The MSCI Europe ex UK® Index lost 7.20%, relieved at better U.S. data and LTRO but depressed by falling fourth quarter GDP and unemployment perched at 10.7%, a euro-era high. The MSCI UK® Index added 1.60%. GDP fell 0.2% in the fourth quarter from the third, in the face of weak euro zone demand and fiscal austerity at home. But surprisingly, good purchasing managers’ indices suggested that a return to technical recession might yet be avoided.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Bank of America/Merrill Lynch U.S. 1-10 Year Corporate Bond Index	A market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of March 31, 2012

(as a percentage of net assets)

Financials	41.2%
Energy	14.1%
Utilities	8.6%
Consumer Staples	7.6%
Consumer Discretionary	6.8%
Materials	6.0%
Industrials	5.8%
Telecommunication Services	3.3%
Information Technology	2.8%
Assets in Excess of Other Liabilities	3.8%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride and Karen Cronk, portfolio managers of ING Investment Management Co. LLC — the Adviser.

Performance: For the one year ended March 31, 2012, the Fund returned 7.20%, compared to the Bank of America/Merrill Lynch U.S. 1-10 Year Corporate Bond Index (the “Index” or “BofA/ML 1-10 Index”) which returned 7.05% for the same period.

Portfolio Specifics: The Fund seeks to gain additional diversification in credit exposure for certain separate account clients, and is only available as an embedded structure inside those certain separately managed account strategies. The investor’s full experience includes the securities held inside the Fund as well as those held outside it in the separate account.

Performance during the last year should be viewed in the context of an environment of rapidly falling interest rates in the summer of 2011, followed by a somewhat range bound interest rate environment. Additionally, credit spreads rose rapidly until October

2011. Since then, they have fallen, but not in a consistent manner.

In the 12 months ended March 31, 2012, spreads for the benchmark ranged from +144 basis points (“bp”) (a basis point equals one one-hundredth of one percent) of option-adjusted spread above U.S. Treasuries (“OAS”) at the beginning of the period, to as wide as +260 bp OAS in October 2011, and ended the period at +184 bp OAS. The Fund maintained a full exposure to corporate bonds for the period. The 10-year U.S. Treasury rate fell from 3.5% at the beginning of April 2011 to a low of 1.7% in September 2011 and finished the period at 2.2%.

The outperformance versus the benchmark for the one year period can be largely attributed to positions that benefited from the flattening of the yield curve in the summer of 2011, when longer term interest rates fell. Otherwise, while the Fund had a full weight in credit, which is the same profile as the benchmark, in general, the Fund took slightly more risk in credit than the benchmark. The net result of this was also additive to the Fund’s performance.

Current Strategy & Outlook: As U.S. economic data continue to improve and the U.S. economy is assumed to have avoided the issues that are impacting Europe, we believe investors are becoming more aggressive; and Treasury yields will not satisfy those who seek more aggressive returns. For these reasons, we expect to retain an overweight in credit. Yet, given the typical ability of markets to get a bit ahead of the fundamentals, we also recognize that corporate issuance has been robust, credit has performed well and certain fundamental issues (slowing in Asia and Europe) are likely to have some eventual impact. All of this is reason enough to become a bit more defensive in our exposures to credit. At the same time, while some trimming of credit risk may be in order, we believe the Federal Reserve Board's stable interest rate policy and global demand for U.S. dollar securities is likely to keep the U.S. yield curve within its recent range.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. Fund holdings are subject to change daily. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

Top Ten Holdings

as of March 31, 2012

(as a percentage of net assets)

Time Warner Cable, Inc., 5.000%, 02/01/20	3.0%
Boeing Co., 3.750%, 11/20/16	3.0%
JPMorgan Chase & Co., 5.125%, 09/15/14	2.9%
Transocean, Inc., 4.950%, 11/15/15	2.9%
General Electric Capital Corp., 4.375%, 09/16/20	2.9%
Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	2.9%
HSBC Finance Corp., 6.375%, 11/27/12	2.8%
Intel Corp., 1.950%, 10/01/16	2.8%
Wells Fargo & Co., 2.625%, 12/15/16	2.8%
Vornado Realty L.P., 5.000%, 01/15/22	2.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS CORE FIXED INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2012
	1 Year	Since Inception June 8, 2007
ING Sports Core Fixed Income Fund	7.20%	7.54%
BofA/ML 1-10 Index	7.05%	6.58	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Fixed Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Since inception performance of the index is shown from June 1, 2007.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2012*	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2012*
ING SPorts Core Fixed Income Fund
$1,000.00	$1,040.70	0.00%	$—	$1,000.00	$1,025.00	0.00%	$—

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING SPorts Core Fixed Income Fund, a series of ING Separate Portfolios Trust, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 8, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING SPorts Core Fixed Income Fund as of March 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 29, 2012

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2012

ASSETS:
Investments in securities at value*	$10,556,099
Cash	366,760
Receivables:
Interest	86,202
Prepaid expenses	8,471
Reimbursement due from manager	19,649

Total assets	11,037,181

LIABILITIES:
Income distribution payable	29,443
Payable for trustee fees	81
Other accrued expenses and liabilities	29,307

Total liabilities	58,831

NET ASSETS	$10,978,350

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,646,824
Distributions in excess of net investment income	(2,940)
Accumulated net realized gain	13,966
Net unrealized appreciation	320,500

NET ASSETS	$10,978,350

* Cost of investments in securities	$10,235,599

Net assets	$10,978,350
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	1,043,936
Net asset value and redemption price per share	$10.52

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2012

INVESTMENT INCOME:
Interest	$305,431

Total investment income	305,431

EXPENSES:
Transfer agent fees	102
Shareholder reporting expense	19,741
Registration fees	30,662
Professional fees	46,778
Custody and accounting expense	5,124
Trustee fees	202
Miscellaneous expense	3,850

Total expenses	106,459
Net waived and reimbursed fees	(106,459)

Net expenses	—

Net investment income	305,431

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	27,666

Net realized gain	27,666

Net change in unrealized appreciation (depreciation) on:
Investments	309,353

Net change in unrealized appreciation (depreciation)	309,353

Net realized and unrealized gain	337,019

Increase in net assets resulting from operations	$642,450

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS:
Net investment income	$305,431	$248,671
Net realized gain	27,666	179,580
Net change in unrealized appreciation (depreciation)	309,353	(100,047)

Increase in net assets resulting from operations	642,450	328,204

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(305,431)	(248,670)
Net realized gains	(137,059)	(201,444)

Total distributions	(442,490)	(450,114)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,092,980	2,123,518
Cost of shares redeemed	(689,512)	(590,424)

Net increase in net assets resulting from capital share transactions	3,403,468	1,533,094

Net increase in net assets	3,603,428	1,411,184

NET ASSETS:
Beginning of year or period	7,374,922	5,963,738

End of year or period	$10,978,350	$7,374,922

Distributions in excess of net investment income at end of year or period	$(2,940)	$(2,940)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return	Expenses before reductions/additions	Expenses net of fee waivers and/or recoupments if any		Expenses net of all reductions/additions		Net investment income (loss)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)(1)	(%)(2)(3)	(%)(2)(3)		(%)(2)(3)		(%)(2)(3)		($000’s)	(%)
03-31-12	10.28	0.35		0.38	0.73	0.35	0.14	—	0.49	—	10.52	7.20	1.16	0.00	(4)	0.00	(4)	3.33	(4)	10,978	27
03-31-11	10.44	0.40	•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00	(4)	0.00	(4)	3.79	(4)	7,375	144
03-31-10	9.48	0.52		1.20	1.72	0.52	0.24	—	0.76	—	10.44	18.48	1.30	0.00	(4)	0.00	(4)	5.02	(4)	5,964	163
03-31-09	10.46	0.51		(0.80)	(0.29)	0.51	0.18	—	0.69	—	9.48	(2.64)	2.39	0.01	(4)	0.01	(4)	5.24	(4)	5,295	87
06-08-07(5) - 03-31-08	10.00	0.42		0.46	0.88	0.42	—	—	0.42	—	10.46	8.90	3.73	0.00	(4)	0.00	(4)	5.04	(4)	4,693	97

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)

ING Investment Management Co. LLC has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses. Expense ratios do not include fees charged by the program sponsor for participation in a wrap fee program.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012

NOTE 1 — ORGANIZATION

ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of one series, ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) (the “Fund”).

Shareholders generally bear the common expenses of a fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Fund does not charge any fees or expenses. ING Investment Management Co. LLC (“ING IM” or the “Investment Adviser”) does not charge any fees to the Fund under its investment management agreement (“Management Agreement”). The Investment Adviser is absorbing all expenses of operating the Fund, except certain extraordinary expenses. However, the Fund is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of the Fund are purchased at net asset value without a sales charge and may be purchased only at the direction of the program sponsor for a wrap account. The Fund’s Investment Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices.

Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time the Fund determines its NAV, events that occur between the ime of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as ”Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as ”Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the year ended March 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2012, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$5,432,104	$2,324,778

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Delaware limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to the Management Agreement between the Investment Adviser and the Trust, on behalf of the Fund. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory agreement, which would trigger the necessity for a new agreement that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2012, ING Life Insurance and Annuity Company, an indirect, wholly-owned subsidiary of

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

ING Groep, owned 39.25% of the Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investment Management Co. LLC or its affiliate, ING Investments, LLC, until distribution in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2012, the Fund had the following payables included in other accrued expenses and liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Professional	$13,614
Shareholder reporting	11,705
Miscellaneous	3,662

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of the Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Fund, which include the Fund’s share of any fees and expenses of any underlying funds whose shares are held by the Fund from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the Trust provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. Effective May 27, 2011, the funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 27, 2011, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2012 the Fund did not have any loans outstanding under the Credit Agreement.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
3/31/2012	391,939	—	—	(65,613)	326,326	4,092,980	—	—	(689,512)	3,403,468
3/31/2011	203,008	—	—	(56,728)	146,280	2,123,518	—	—	(590,424)	1,533,094

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2012		Year Ended March 31, 2011
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$364,453	$78,037	$405,921	$44,193

The tax-basis components of distributable earnings as of March 31, 2012 were:

Undistributed Ordinary Income	Unrealized Appreciation
$40,793	$320,500

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

As of March 31, 2012, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. The Act provides several benefits, including the unlimited carryforward of future capital losses generated.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2012, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0273	May 1, 2012	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2012

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 96.2%
	Consumer Discretionary: 6.8%
250,000	DirectTV Hldg., 3.550%, 03/15/15	$264,193	2.4
150,000	McDonald’s Corp., 2.625%, 01/15/22	148,424	1.4
300,000	Time Warner Cable, Inc., 5.000%, 02/01/20	331,680	3.0
		744,297	6.8
	Consumer Staples: 7.6%
200,000	Campbell Soup Co., 4.250%, 04/15/21	219,680	2.0
300,000	Coca-Cola Co/The, 1.500%, 11/15/15	306,590	2.8
300,000	PepsiCo, Inc./NC, 3.000%, 08/25/21	303,729	2.8
		829,999	7.6
	Energy: 14.1%
250,000	Apache Corp., 3.625%, 02/01/21	264,056	2.4
27,000	Noble Holding International Ltd., 2.500%, 03/15/17	27,248	0.3
250,000	Noble Holding International Ltd., 3.050%, 03/01/16	257,705	2.3
300,000	Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	314,554	2.9
300,000	Transocean, Inc., 4.950%, 11/15/15	321,043	2.9
100,000	NuStar Logistics L.P., 6.050%, 03/15/13	103,873	0.9
250,000	Williams Partners L.P., 3.800%, 02/15/15	265,831	2.4
		1,554,310	14.1
	Financials: 41.2%
100,000	American Express Credit Corp., 5.875%, 05/02/13	105,182	1.0
250,000	American International Group, Inc., 5.850%, 01/16/18	272,480	2.5
250,000	Bank of America Corp., 5.625%, 07/01/20	260,977	2.4
250,000	Citigroup, Inc., 4.875%, 05/07/15	259,381	2.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
250,000		CNA Financial Corp., 5.750%, 08/15/21	$266,795	2.4
250,000	#	Daimler Finance North America LLC, 2.300%, 01/09/15	256,482	2.3
200,000	#	FUEL Trust, 3.984%, 06/15/16	203,066	1.9
300,000		General Electric Capital Corp., 4.375%, 09/16/20	316,402	2.9
150,000		Genworth Financial, Inc., 5.650%, 06/15/12	151,119	1.4
300,000		HSBC Finance Corp., 6.375%, 11/27/12	309,973	2.8
300,000		JPMorgan Chase & Co., 5.125%, 09/15/14	321,630	2.9
200,000		Korea DEV, 4.000%, 09/09/16	209,430	1.9
100,000		Morgan Stanley, 4.100%, 01/26/15	100,415	0.9
250,000		Murray Street Investment Trust I, 4.647%, 03/09/17	250,404	2.3
250,000		Svenska Handelsbanken AB, 3.125%, 07/12/16	254,943	2.3
300,000		Toyota Motor Credit Corp., 1.000%, 02/17/15	300,160	2.7
70,000		US Bancorp, 3.000%, 03/15/22	69,060	0.6
300,000		Vornado Realty L.P., 5.000%, 01/15/22	306,998	2.8
300,000		Wells Fargo & Co., 2.625%, 12/15/16	307,006	2.8
			4,521,903	41.2
		Industrials: 5.8%
300,000		3M Co., 1.375%, 09/29/16	302,260	2.8
300,000		Boeing Co., 3.750%, 11/20/16	330,320	3.0
			632,580	5.8
		Information Technology: 2.8%
300,000		Intel Corp., 1.950%, 10/01/16	309,251	2.8

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Materials: 6.0%
250,000	Applied Materials, Inc., 4.300%, 06/15/21	$272,417	2.5
250,000	Dow Chemical Co., 5.900%, 02/15/15	281,611	2.6
100,000	Plains All American Pipeline L.P., 4.250%, 09/01/12	101,223	0.9
		655,251	6.0
	Telecommunication Services: 3.3%
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	103,786	0.9
250,000	Vodafone, 2.875%, 03/16/16	262,133	2.4
		365,919	3.3
	Utilities: 8.6%
150,000	Commonwealth Edison Co., 1.625%, 01/15/14	152,432	1.4
50,000	Consolidated Edison Co. of New York, Inc., 5.500%, 09/15/16	58,100	0.5
100,000	Detroit Edison Co, 3.450%, 10/01/20	104,512	0.9
250,000	Public Service Co. of Colorado, 3.200%, 11/15/20	259,584	2.4

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
102,000	Public Service Co. of Oklahoma, 6.150%, 08/01/16	$116,484	1.1
250,000	Wisconsin Electric Power Co., 2.950%, 09/15/21	251,477	2.3
		942,589	8.6
	Total Corporate Bonds/Notes (Cost $10,235,599)	10,556,099	96.2

	Assets in Excess of Other Liabilities	422,251	3.8

	Net Assets	$10,978,350	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$324,124
Gross Unrealized Depreciation	(3,624)

Net Unrealized Appreciation	$320,500

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2012
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$10,556,099	$—	$10,556,099

Total Investments, at value	$—	$10,556,099	$—	$10,556,099

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There	were no significant transfers between Level 1 and 2 during the year ended March 31, 2012.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2012 were as follows:

Fund Name	Type	Per Share Amount

ING SPorts Core Fixed Income Fund	NII	$0.3495
	STCG	$0.0590
	LTCG	$0.0779

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 99.90% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	138	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008) and President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	138	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	October 2007 - Present	Retired.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	May 2007 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Chairperson/Trustee	May 2007 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	July 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	176	ING Capital Corporation, LLC (December 2005 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

Except for Mr. Mathews and for the purposes of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of April 30, 2012.

(3)

Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2007 - Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investment Management, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	March 2007 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 - Present).

Gregory K. Wilson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (March 2012 - Present). Formerly, Vice President - Fund Compliance, ING Funds Services, LLC (October 2009 - March 2012) and Finance Director, ING Funds Services, LLC (September 2006 - October 2009).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2007 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

William Evans One Orange Way Windsor, Connecticut 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	March 2007 - Present February 2012 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2007 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC (March 2006 - Present); and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the existing investment advisory contract (“Advisory Contract”) for the ING SPorts Core Fixed Income Fund (the “Fund”) will remain in effect only if the Board of Trustees (the “Board”) of ING Separate Portfolios Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the Advisory Contract. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investment Management Co. (now known as ING Investment Management Co. LLC, the “Adviser”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory Contract for the Fund. In reaching this decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub- advisory contracts that were subject to renewal for the funds under its jurisdiction (“ING Funds”), the Trustees considered the Fund’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory for the investment companies in the ING Fund complex under its jurisdiction, including the Fund’s existing Advisory Contract. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new ING Funds.

The Board has established two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory Contract that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Fund for the year ending November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) a copy of the form of Advisory Contract; (6) a copy of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) as an open-end Fund, information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2013. The Board further noted that this separation may result

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Fund would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Fund and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Fund as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Fund or their operations and administration.

The Fund has only one class of shares available and this class was used for purposes of comparison. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

The Board noted that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the Manager Research & Selection Group (“MRSG”).

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Fund’s operations, the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Fund Performance

In assessing the advisory relationship, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2011.

The Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory Contract for ING SPorts Core Fixed Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year period.

Economies of Scale

In considering the reasonableness of the Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in the Adviser’s management fee rate. In this regard, the Board noted that the Fund, which is utilized as an investment vehicle by separately managed accounts (“SMAs”), charges no advisory fee but those participants in SMAs eligible to invest in the Fund pay fees to the relevant program sponsor.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board noted Management’s representations that the Fund is a pooled vehicle designed for investment by SMAs and, as such, the Fund waives all fees, leaving a net expense ratio of zero. The Board considered the Fund’s fee rate structure as it relates to the services to be provided under the Advisory Contract and the potential “fall-out” benefits to the Adviser and its affiliates from its association with the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from its association with the Fund. The Board separately determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) that the Fund’s Adviser charges no management fee and waives all expenses associated with the operation of the Fund because the Fund is designed for exclusive use within separately managed accounts (“SMAs”); (2) there are fees charged at the SMA level; and (3) the pricing structure (not including the fees charged by the SMAs investing in the Fund) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for the Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in fee rates; changes portfolio managers; and strategy modifications.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFISPORTS	(0312-052512)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter S. Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,100 for year ended March 31, 2012 and $20,100 for the year ended March 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for the year ended March 31, 2012 and $2,150 for the year ended March 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,121 in the year ended March 31, 2012 and $3,482 for the year ended March 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

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The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 17, 2011

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents),
and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or
standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

[Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter
Training courses		✓	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:        January 1, 2012 to December 31, 2012

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,214,165 for year ended March 31, 2012 and $1,069,423 for the year ended March 31, 2011.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 7, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2012